SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2009

Open Text Corporation

(Exact name of Registrant as specified in its charter)

Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1

(Address of principal executive offices)

(519) 888-7111

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The following information is furnished pursuant to Item 1.01, “Entry into a Material Definitive Agreement”

On September 24, 2009, Open Text Corporation (the “Company”) and certain of its subsidiaries entered into an amended Credit Agreement with Royal Bank of Canada to amend a Credit Agreement, originally signed on October 2, 2006. The amended Credit Agreement amends the definition of “Permitted Acquisitions” under clause (e) of section 1.01 of the October 2006 Credit Agreement. A copy of the amended Credit Agreement is furnished as Exhibit 10.29 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.29	Second Amendment to the Credit Agreement between Open Text Corporation and Royal Bank of Canada and others, dated September 24, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

September 30, 2009	By:	/s/ Paul McFeeters
Paul McFeeters Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.29	Second Amendment to the Credit Agreement between Open Text Corporation and Royal Bank of Canada and others, dated September 24, 2009.